UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): (August 7, 2007)

ORION ETHANOL, INC. (Exact name of registrant as specified in its charter)

Nevada	000-15579	87-0348444
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

307 S. Main Pratt, Kansas 67124
(Address of Principal Executive Offices)

(620) 672-2814 Registrant’s Telephone Number, Including Area Code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 7, 2007, Mr. Lane Hamm, the Chief Financial Officer of Orion Ethanol, Inc. (the “Company”), notified the Company of his decision to resign as Chief Financial Officer effective August 20, 2007.

The Company anticipates that it will appoint a new Chief Financial Officer on or before August 20, 2007.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2007

ORION ETHANOL, INC.

By:      /s/ Dr. Patrick Barker
Dr. Patrick Barker
Executive Chairman and Chief Executive Officer